UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 25, 2017
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01     Other Events.
On August 17, 2017, Arch Capital Group Ltd. (the “Company”) consummated its previously disclosed public offering of 8,000,000 Depositary Shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a 5.45% Non-Cumulative Preferred Share, Series F, of the Company (the “Preferred Shares”). In connection with the Company’s public offering, the several underwriters party to the Purchase Agreement dated as of August 14, 2017 exercised their option to purchase an additional 1,200,000 Depositary Shares (the “Additional Shares”), which closing occurred on August 25, 2017. A legal opinion as to the Additional Shares is attached hereto as Exhibit 5.1.
The Company also announced today that it had called for redemption on September 25, 2017, 1,200,000 of its outstanding of 6.75% Series C Non-Cumulative Preferred Shares. The Series C Non-Cumulative Preferred Shares will be redeemed at a redemption price equal to $25.00 per share (an aggregate redemption price of $30 million), plus all declared and unpaid dividends to (but excluding) the redemption date.
As previously announced, the Company called for redemption 8,000,000 of its outstanding of 6.75% Series C Non-Cumulative Preferred Shares. Those shares will be redeemed on September 18, 2017, for a redemption price of $25.365625 per share, including declared and unpaid dividends to (but excluding) the redemption date.
On August 25, 2017, the Company issued a press release announcing the closing of the sale of the Additional Shares. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits.
See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: August 25, 2017	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
5.1	Opinion of Cahill Gordon & Reindel LLP
23.1	Consent of Cahill Gordon & Reindel LLP (included as part of Exhibit 5.1)
99.1	Press release dated August 25, 2017, announcing the Company's closing of the sale of Additional Shares.